Exhibit 32


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this Quarterly Report on Form 10-Q for the period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of California Water Service Group.




    Date: November 9, 2005         /s/ Peter C. Nelson
                                   ---------------------------------------
                                   PETER C. NELSON
                                   Chief Executive Officer
                                   California Water Service Group



    Date: November 9, 2005         /s/  John S. Tootle
                                   ---------------------------------------
                                   JOHN S. TOOTLE
                                   Acting Chief Financial Officer and Treasurer
                                   California Water Service Group